UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

March 10, 2009

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DEVRY INC.
(Exact name of registrant as specified in its charter)
______________

Delaware	1-13988	36-3150143
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Tower Lane, Suite 1000 Oakbrook Terrace, Illinois	60181
(Address of principal executive offices)	(Zip Code)

(630) 571-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On March 10, 2009, the Company signed an agreement to acquire Fanor, a leading provider of private post-secondary education in northeastern Brazil.  Under the terms of the agreement, DeVry will initially purchase 69.3 percent of Fanor including real estate for approximately $23.5 million in cash plus the assumption of Fanor debt. It is anticipated that DeVry will reduce Fanor’s debt in the near future through an additional recapitalization, bringing the total ownership to 82.4 percent.  The acquisition of Fanor, which is subject to customary closing conditions, is expected to be accretive to DeVry’s earnings beginning in fiscal 2010.  The transaction is not conditioned on financing and is expected to close in April 2009.

Founded in 2001 and based in Fortaleza, Ceará, Brazil, Fanor is the parent organization of Faculdades Nordeste, Faculdade Ruy Barbosa, and Faculdade FTE ÁREA1.  These three institutions operate five campus locations in the cities of Salvador and Fortaleza, and serve more than 10,000 students through 28 undergraduate programs focused in business management, law and engineering.

The existing Fanor management team and employees will remain in place, and will report to John Roselli, senior vice president of international and business development.  Carlos Alberto Guerra Filgueiras, CEO and board president of Fanor will continue to serve as President.

Item 9.01	Financial Statements and Exhibits
99.1	Press Release dated March 10, 2009

Forward Looking Statements

Certain statements contained in this Form 8-K and related press release, including those that affect DeVry’s expectations or plans, may constitute forward-looking statements subject to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as DeVry Inc. or its management “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “foresees,” “intends,” “plans” or other words or phrases of similar import.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause DeVry’s actual results to differ materially from those projected or implied by these forward-looking statements.  Additional information regarding factors that could cause results to differ can be found in DeVry’s Annual Report on Form 10-K for the fiscal year ended June 30, 2008.

These forward-looking statements are based on information as of March 10, 2009, and DeVry assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVRY INC.
(Registrant)

Date:	March 10, 2009	By:	/s/ Richard M. Gunst
Richard M. Gunst
Senior Vice President, Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated March 10, 2009